UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2024

INTRUSION INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39608	75-1911917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Park Blvd, Suite 1200 Plano, Texas	75074
(Address of Principal Executive Offices)	(Zip Code)

(888) 637-7770

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INTZ	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K amends Item 3.01 of the Current Report on Form 8-K filed on March 27, 2024 (the “Original Form 8-K”) solely to correct an error in respect of a compliance deadline that previously read as of April 23, 2023, which has been changed herein to read to April 23, 2024. No other changes have been made to the Original Form 8-K.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on September 26, 2023, Intrusion Inc. (the “Company”) received a written notice from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the closing bid price of the Company’s shares of common stock (the “Common Shares”) over the 30 consecutive trading days from August 14, 2023, through September 25, 2023, had fallen below $1.00 per share, which is the minimum closing bid price required to maintain listing on Nasdaq under Listing Rule 5550(a)(2) (the “Minimum Bid Requirement”). Such notice additionally stated that in accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company would receive 180 calendar days to regain compliance with the Minimum Bid Requirement (the “Grace Period”), or until March 25, 2024, subject to a potential 180 calendar day extension. As previously reported, the Company conducted a 1-for-20 reverse stock split of its issued and outstanding shares of common stock, which is further described below in Item 5.03 and which became effective for trading on the Nasdaq on March 25, 2024, in order to regain compliance with the Minimum Bid Requirement.

As also previously reported, on April 28, 2023, the Company received written notice from Nasdaq notifying the Company that, for the then-last 30 consecutive business days, the Company’s Market Value of Listed Securities (“MVLS”) was below the minimum of $35 million required for continued listing on the Nasdaq Capital Market pursuant to Listing Rule 5550(b)(2) (the “Market Value Standard”). The notice provided that, in accordance with Listing Rule 5810(c)(3)(C), the Company had a period of 180 calendar days from the date of the notice, or until October 25, 2023, to regain compliance pursuant to one of the three standards as set forth under Rule 5550(b)(1), (b)(2), or (b)(3). The Nasdaq provided written notification of the Company’s failure to regain compliance with the MVLS requirement by October 25, 2023, and afforded the Company the opportunity to request a hearing before the Hearings Panel. The Company timely requested a hearing before a Hearings Panel, which stayed any action with respect to the Staff Determination until such Nasdaq Panel rendered a final decision subsequent to the hearing. At the hearing, the Company presented its plan for regaining and sustaining compliance with all applicable requirements for continued listing on The Nasdaq Capital Market. The Hearings Panel has subsequently given the Company, until April 23, 2024, to regain compliance. However, there can be no assurance that the Company will be able to regain or maintain compliance with the aforementioned Nasdaq listing criteria.

On March 26, 2024, the Company received an additional notice from Nasdaq notifying the Company that the Company has not regained compliance with the Minimum Bid Requirement and is not eligible for a second 180-day period because the Company does not comply with the $5,000,000 minimum stockholders’ equity initial listing requirement for The Nasdaq Capital Market. Accordingly, this matter serves as an additional basis for delisting the Company’s securities from The Nasdaq Stock Market. The notice also states that the Hearings Panel will consider the matter in their discretion regarding the Company’s continued listing on Nasdaq and that the Company should present its views with respect to this additional deficiency to the Hearing Panel in writing no later than 5:00 p.m. Eastern Time on April 2, 2024.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 15, 2024, the Company held a special meeting of stockholders (the “Special Meeting”) and approved a Certificate of Amendment to the Company’s Restated Certificate of Incorporation (the “Certificate of Incorporation”), to effectuate a reverse stock split (“Reverse Stock Split”) of the Common Shares, at a ratio of no less than 1-for-2 and no more than 1-for-20, with such ratio to be determined at the sole discretion of the Company’s Board of Directors (the “Board”).

On March 15, 2024, the Board approved an amendment to the Certificate of Incorporation in respect of the Reverse Stock Split. The Board determined the ratio for the Reverse Stock Split would be twenty (20) for one (1), with one (1) Common Share being issued for each twenty (20) Common Shares, with any fractional Common Shares resulting therefrom being rounded up to the nearest whole Common Share.

The Company notified the Nasdaq of the intended Reverse Stock Split on March 17, 2024 and issued a press release announcing the intended Reverse Stock Split on March 18, 2024. The Reverse Stock Split became effective for trading purposes as of the market open on March 25, 2024 (the “Effective Date”), whereupon the Common Shares began trading on a split-adjusted basis.

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As a result of the Reverse Stock Split, every twenty (20) Common Shares shall be converted into one (1) Common Share. Any and all fractional shares resulting from the Reverse Stock Split which are less than one (1) whole share, shall be rounded up to the next whole share and such holder thereof shall receive one such additional share to the to the next whole share as of the closing of the market on the Effective Date. Any and all fractional shares created by the Reverse Stock Split which are greater than one (1) whole share will be rounded up to the nearest whole share. In connection with the Reverse Stock Split, the Company’s CUSIP number shall change to 42121E304.

On March 21, 2024, a Certificate of Amendment to Certificate of Incorporation was filed with the Delaware Secretary of State in respect of the Reverse Stock Split, and became effective for state law purposes on March 22, 2024, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description

3.1	Certificate of Amendment to Certificate of Incorporation of the registrant, dated March 21, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Intrusion, Inc.

Dated: March 28, 2024	By:	/s/ Kimberly Pinson
Kimberly Pinson
Chief Financial Officer

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